Exhibit 10.18(a)
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.
HATTERAS
SALES AND SERVICE AGREEMENT
(Florida)
     THIS AGREEMENT made this 31st day of January 2007 between HATTERAS YACHTS DIVISION of Brunswick Corporation, a Delaware corporation, (hereinafter referred to as “Hatteras”), having its principal place of business at 110 North Glenburnie Road, New Bern, North Carolina and MarineMax Motor Yachts, LLC, doing business as MarineMax, with its principal place of business at 18167 US North, Suite 300, Clearwater, Florida 33764, a limited liability corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as “Dealer”), and Dealer’s parent corporation MarineMax, Inc., a Delaware Corporation, having its principal place of business located at 18167 US North, Suite 300, Clearwater, Florida 33764 whereby in consideration of the mutual covenants herein contained, it is agreed as follows:
     1. Appointment of Dealers: Hatteras hereby appoints Dealer as a dealer for the retail sale, display, and servicing of all Hatteras product(s), parts and accessories (hereinafter “Product” or “Products”) as specified in the Hatteras 2007 or then current Hatteras Dealer Programs applicable to Hatteras dealers selling comparable Products (hereinafter referred to as the “Agreement”), from the below described Dealer Location(s), which Products shall be purchased only from Hatteras or an authorized Hatteras dealer located in the country in which Dealer is located.
During the term of this Agreement, Hatteras shall not appoint other dealers to sell Product from a dealer location within the Territory set forth in Paragraph 2 so long as Dealer is in compliance with its material obligations and performance standards under this Agreement and Hatteras’ then current material policies and programs. Hatteras reserves the right to modify the Territory or appoint other dealers to sell, display and service Product from dealer locations within the Territory at any time if Hatteras determines, in its sole discretion, the Dealer is in breach of the material obligations and performance standards of this Agreement and Hatteras’ then current material policies and programs following notice and the expiration of any applicable cure periods without cure. Provided that similar restrictions apply to all domestic Hatteras dealers selling comparable Products, Dealer shall not sell, advertise, solicit for sale or offer for resale Products outside of the Territory, provided, however, that Dealer may advertise in recognized and established marine publications with cross-territorial distribution. However, Dealer agrees not to advertise price of Products in any electronic media, newspaper, trade publications or other publication or media that is cross territorial and/or distributed outside of the territory. Hatteras reserves the right in its sole discretion to monitor or otherwise enforce its policies and procedures applicable to all domestic Hatteras dealers and will do so on a uniform basis. There are no third party beneficiary rights to such policies and procedures or this Agreement or other dealer agreements.
Hatteras also reserves the right to make sales in the Territory after consultation with Dealer or provide service in the Territory based upon legitimate business purposes, and to appoint other dealers or service providers to sell, display, and/or service products, from any other location outside the Territory.
Hatteras shall have the right to adopt and modify policies and programs related to the Products from time to time in its sole discretion and in accordance with its own reasonable business judgment and it will enforce such policies and programs on a uniform basis. Dealer agrees to comply with such policies and programs, and understands that failure to comply with a material term shall give Hatteras, following the expiration of applicable cure periods without cure, the right to modify the Territory, appoint other dealers to locations within the Territory, and/or to terminate this Agreement.

     2. Location: Dealer shall sell at retail, display, and service Products only at and from the following location(s) (“Dealer Location(s)”). Dealer Location(s) are both sales and service unless otherwise specified in writing:
18167 US Highway 19, Ste 499 Clearwater, FL
18025 US 19 North, Clearwater, FL (plus Service location)
2550 S Bayshore Dr #1, Coconut Grove, FL
490 Taylor Lane, Dania, FL (plus Service location)
Pier 66, 2301 SE 17th St, Fort Lauderdale, FL
14070 McGregor Blvd, Fort Myers, FL (plus Service location)
31 Ocean Reef Dr #A-100, Key Largo, FL
3344 Lakeshore Blvd, Jacksonville, FL (plus Service location)
1146 6th Ave S, Naples, FL
7090 Placida Rd, Cape Haze, FL (plus Service location)
1601 Ken Thompson Parkway, Sarasota, FL (plus Service location)
2340 SW Palm City Road, Stuart, FL (plus Service location)
1485 Tamiami Trail South, Venice, FL (plus Service location)
139 Shore Court, North Palm Beach, FL
700 NE 79th Street, Miami, FL
700 S. Federal Highway, Pompano Beach, FL
Dealer shall concentrate its sales, display and service effort to within the following Territory:
Florida (excluding the Panhandle).
Dealer shall not delete, change, or add to the above Dealer Location(s) without the prior written consent of Hatteras which consent shall not be unreasonably withheld, and Hatteras may consider any relevant factors and consequences as part of the approval process including but not limited to the Dealer’s qualifications and abilities to perform the Agreement obligations from the proposed Dealer location, the effect such a grant would have on the resulting Territory configuration and adjacent Hatteras dealer sales, the Dealer’s financial capabilities to successfully operate the business from the Dealer Location, and whether the Dealer will have adequate personnel to manage the business at the Dealer Location. Dealer shall not sell Products for use by or to a purchaser located outside of the country in which the Dealer is located or sell to others for the purpose of resale without the prior written consent of Hatteras. Dealer shall not utilize the services of a broker or similar agent to sell Product unless such broker is an affiliated third party of Dealer that is located within the Territory and such broker or agent does not consummate or sell any Product and otherwise complies with the requirements of this Agreement. Dealer agrees to provide appropriate facilities and to assume full and complete managerial authority and responsibility for the service of the Products at and from those Dealer Location(s) specified in this Agreement and for the display and retail sale of the Products at and from each Dealer Location. Additionally, Hatteras approves of temporary off-site retail activity within the Territory. Dealer shall not sell or offer for sale other products that are competitive with the Products sold or displayed by Dealer pursuant to this Agreement except for those products currently sold by Dealer as of the date of this Agreement.
     3. Dealer’s Responsibilities: Dealer agrees to:
          A. Devote its best efforts to aggressively promote, display, advertise and sell Products at each Dealer Location in accordance with the terms of this Agreement and all applicable federal, state and local laws. Dealer shall display and utilize at each Dealer Location signs, graphics and image elements with Hatteras Identification as defined herein, in accordance with Hatteras’ standards of performance subject to approval by Hatteras, that will positively reflect the Hatteras image and promote the retail sale of the Products.
          B. Purchase and carry on hand at all times a sufficient inventory of current Products to meet the reasonable demand of customers at each Dealer Location, and Hatteras’ Minimum Stock Requirements as outlined in Exhibit A to this Agreement.

          C. Maintain at each Dealer Location (unless a sales location only, and then service shall be provided at another Dealer Location or associated and authorized Hatteras service facility) a service department that Dealer agrees to staff, train, and equip to promptly and professionally service Products; and to maintain at each Dealer Location parts and supplies to properly service Products on a timely basis.
          D. Perform any and all necessary Product rigging, installation, and inspection Product orientation services prior to delivery to the purchaser as required by Hatteras and perform post-sale service of all Products originally sold by Dealer and brought to Dealer for service. Dealer may be required to provide or arrange for warranty and service work for Product regardless of the selling dealer of the Product or condition of sale. Dealer will provide appropriate instructions to purchasers on how to obtain warranty and service work from the Dealer. Dealer will secure all Product inventory against weathering and damage, and maintain inventory in a like new and unused condition.
          E. Furnish each Product purchaser with Hatteras’ limited warranty on new Products and with information and training as to the safe and proper operation and maintenance of the Product.
          F. Complete and submit Hatteras’ Product registration information and Warranty Awareness Checklist promptly upon delivery of the Products to the purchaser and assist Hatteras in performing Product defect and recall campaigns. In the event Dealer fails to return the registration information to Hatteras as required, Dealer shall indemnify Hatteras against any liability, loss, or damage which Hatteras may sustain directly as a result of such failure. Hatteras will notify Dealer if Hatteras has not received the registration information.
          G. Maintain complete Product sales, warranty and service records, and report to Hatteras upon request the name and address of each Product purchaser to the extent required by applicable law.
          H. Achieve Product sales and service performance in accordance with fair and reasonable standards and sales levels established by Hatteras in consultation with Dealer from time to time as described in Paragraph 14 below.
          I. Submit to Hatteras upon request any additional information or clarifying information regarding Dealer’s financial statements and if necessary, consent to full and open disclosure of financial information concerning Dealer between Hatteras and any financial institution or company which may finance or propose to finance all or part of Dealer’s Product Inventory.
          J. Conduct business in manner that preserves and enhances the reputation and goodwill of both Hatteras and Dealer for providing quality products and services, and refrain from using any false, misleading or deceptive advertising. Submit truthful and accurate statements, reports and information to Hatteras and any financial institution financing or proposing to finance Dealer’s Product inventory or any purchaser.
          K. Maintain an ability to purchase Product inventory via flooring and/or self-financing that is customary to carry on hand and display Hatteras’ current Product models as indicated on Exhibit A to this Agreement.
          L. Allow the application of any rebates, warranty reimbursements or account credits owed to Dealer as an offset against any losses, debts, or monies owed by Dealer to Hatteras, or any parent, affiliate or subsidiary of Hatteras including but not limited to losses or debts applicable to open Products accounts, unpaid retail show space, and to any Hatteras losses relating to Dealer flooring or financing.
          M. Use its best efforts to maintain a CSI rating in compliance with Hatteras’ CSI standards.
          N. Comply with those Dealer obligations that may be imposed or established by Hatteras applicable to all domestic Hatteras Dealers including but not limited to those included in the annual Dealer Programs and Hatteras’ Internet Policy.

          O. Maintain a financial condition which is adequate to satisfy and perform its obligations under this Agreement, including the ability to accept and floor plan trade-in products.
          P. Provide prior written notice to Hatteras if Dealer desires to make any change in Dealer’s financing of its Product inventory or business and give Hatteras sufficient time to discuss and review with Dealer the effect of the proposed change.
          Q. Notify Hatteras of the addition or deletion of any Dealer Location(s) which notification Dealer agrees shall not be deemed a consent by Hatteras to such a proposed change.
     4. Orders: Dealer agrees to submit orders to Hatteras in a manner and format prescribed by Hatteras, applicable to all domestic Hatteras dealers which orders shall be subject to Hatteras’ then current terms and conditions of sale which may be modified by Hatteras at any time for all domestic dealers as deemed reasonably necessary. Any order which does not comply with Hatteras’ terms and conditions need not be filled by Hatteras provided, however, that Hatteras shall promptly notify Dealer of such noncompliance. Any additional or different terms submitted by Dealer will be void and of no effect. Dealer cancellation of orders will be subject to Hatteras’ then current cancellation policy applicable to all domestic Hatteras dealers. All orders submitted by Dealer are subject to acceptance by Hatteras.
     5. Prices: The Products sold to the Dealer by Hatteras shall be on the basis of price lists published by Hatteras from time to time for its domestic dealers, less any applicable discounts allowed by Hatteras’ programs. Hatteras shall have the right to revise the price lists or applicable discounts on programs applicable to all of its domestic dealers at any time (except for any retail contracts submitted by Dealer that have been accepted by Hatteras) and Hatteras agrees to promptly notify Dealer of any such change. Hatteras shall have no obligation to reimburse Dealer for any loss which Dealer may sustain by reason of any change in price, program, or discount for which notice was provided in accordance herewith. Terms of payment will be as specified from time to time by Hatteras. Dealer will pay Hatteras the lesser of 1.5% late charges per month or the maximum permitted by applicable law on any past due invoice except as to any specific amount of an invoice that is disputed in good faith by the Dealer. Hatteras may refuse shipment for any credit reason, including Dealer’s failure to pay for a prior shipment and shall immediately notify Dealer in such event. Dealer will reimburse Hatteras for all reasonable and necessary costs in collecting past due accounts, including attorney fees and court costs. Dealer hereby grants to Hatteras and Hatteras hereby retains a security interest in all Products sold to Dealer and all proceeds arising out of the sale of the Products until such Products are paid for in full. Dealer agrees to sign, file, authenticate, and authorize the signing, filing and authenticating by Hatteras of such financing statements and other documents and do such other acts, as Hatteras may request to establish and maintain a valid and protected security interest in the Products.
     6. Shipments: All shipments of Products shall be made FOB the Hatteras factory designated by Hatteras, at which time title shall pass. Dealer shall pay all applicable shipping, transportation, delivery, and handling charges for Products ordered. If Dealer fails to accept delivery of any Products ordered, other than material non-conforming Products that must be returned to Hatteras for repair, Dealer shall reimburse Hatteras for any costs incurred, including returning such Products to Hatteras. If Hatteras ships Products not ordered by Dealer, Dealer shall have the right to refuse delivery, in which event Hatteras shall pay all costs incurred in returning same to Hatteras. Shipments shall be subject to Hatteras’ production schedule and availability of materials or transportation equipment. No liability shall be sustained by Hatteras by reason of its not filling any order due to circumstances beyond its reasonable control such as, but not limited to, labor disputes, natural disasters, accidents to machinery, acts of God, acts of or threatened acts of war or terrorism, material shortages, regulations, demands for goods exceeding Hatteras’ available supply or any other cause beyond Hatteras control. In the event of any delay in delivery, failure to fill orders or other default or damage caused by any of the foregoing, Hatteras may, at its option and without liability, cancel all or any portion of the applicable orders to the extent affected by the event of force majeure and/or extend any date upon which performance is due hereinunder.
     7. Risk of Loss: Risk of loss for Products ordered by Dealer shall pass to Dealer at the time the Products or parts are tendered to the designated carrier at the Hatteras factory. Hatteras will arrange for insurance from the shipping point to the final delivery point. Dealer will be the loss payee on any claim. Hatteras will assist Dealer in the processing and collection of any claims against the carrier contracted by Hatteras.

     8. Payment — Claims: All sales of Products to Dealer shall be paid for in advance by Dealer, unless otherwise agreed between Hatteras and Dealer. All claims for shortage or damages or unacceptable Product shall be made prior to departure from the Hatteras factory. The failure of Dealer to give such notification shall constitute a waiver of any such claim. Dealer shall cause to be paid or shall make reimbursement to Hatteras in full for any and all taxes, duties, or other charges imposed by federal, state, municipal, or other governmental authority upon Dealer’s purchase under this Agreement.
     9. Product Modification: Hatteras shall have the right to discontinue the sale of Products or to modify the design, specifications and components of Products at any time provided, however, that Hatteras shall notify Dealer, prior to shipment, of any major changes with respect to Products previously ordered by Dealer but not yet delivered, in which event Dealer shall have the right to terminate such order within five (5) business days after such notification by providing written notice to Hatteras. The failure to provide such timely written notification shall be deemed acceptance by Dealer of such changes.
     10. Warranties and Limitation of Warranties:
          10.1 Warranties: Dealer agrees to:
          A. Sell Products only on the basis of Hatteras’ published applicable Limited Warranty and make no other warranty or representations concerning the limited warranty, express or implied, either verbally or in writing.
          B. Display at each Dealer Location that Product warranty information required by applicable law and furnish and make known to the first-use purchaser at the time of delivery the appropriate operations and maintenance manual provided by Hatteras, instructional information for the use and operation of the Product consistent with the operations and maintenance manual the Product installation instructions, if any, together with Hatteras’ written limited warranty, including all disclaimers and limitations thereto.
          C. Subject to the terms of the applicable limited warranty, expressly inform the purchaser in writing that no Hatteras warranty applies if the Product is “used”, which includes personal or substantial demonstration use (except for reasonable sea trials and demos for prospective customers or for marketing purposes at a Dealer rendezvous) by the Dealer unless Hatteras expressly authorizes such warranty in writing. No Product warranty shall apply if the design or material of the Product is substantially modified without the express authorization of Hatteras in writing.
          D. Provide timely warranty service on all Product presented to Dealer by purchasers in accordance with Hatteras’ then current warranty service program applicable to all domestic Hatteras dealers selling comparable Products. Dealer agrees to make all claims for reimbursement under Hatteras’ warranty service program in the manner reasonably prescribed by Hatteras. Hatteras may revise its warranty service program from time to time, providing Dealer with written notification of all revisions, and those revisions will supersede all previous programs.
          E. To verify the accuracy of the warranty claims submitted to Hatteras by Dealer and the service provided by Dealer with regard to such warranty claims, provide Hatteras with access to its applicable books and records, and provide such additional documentation which Hatteras may reasonably request. In the event Hatteras finds errors in the aggregate greater than 5% of reviewed claims submitted by Dealer and paid by Hatteras, Hatteras may calculate the percentage rate of error; and using that percentage rate of error, extrapolate the amount owed to Hatteras for up to three (3) prior years of all paid claims made by Hatteras to Dealer. Within thirty (30) days of such notice of such amount, Dealer shall either pay the extrapolated amount to Hatteras or pay the cost of a full audit by Hatteras or Hatteras’s designee or at Dealer’s option and expense, a third party auditor reasonably acceptable to Hatteras and Dealer and pay to Hatteras that amount, if any, found to be owing to Hatteras as a result of such audit. Hatteras agrees to honor all legitimate warranty claims on Products when made by purchaser through Dealer in the manner reasonably prescribed by Hatteras. Hatteras shall respond to all proper and legitimate warranty claims submitted by Dealer within the time period described in the terms of the Warranty Program. Hatteras agrees to pay or credit all accepted and undisputed claims within thirty (30) days after receipt of all required documentation.

     10.2 Limitation of Warranties.
          EXCEPT AS SPECIFICALLY PROVIDED IN HATTERAS’ PUBLISHED APPLICABLE LIMITED WARRANTY, HATTERAS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE.
     11. Indemnification.
          A. In order to obtain preferred boat show space at discounted rates for Dealers, Hatteras may contract with and agree to indemnify boat show sponsors and other related parties. Accordingly, Dealer shall defend, indemnify and hold harmless Hatteras, and any boat show sponsor which Hatteras has agreed to indemnify, from any and all claims, causes of action, and suits, including claims of negligence arising either directly or indirectly out of Dealer’s use of boat show space originally obtained by Hatteras.
          B. Hatteras agrees to indemnify and hold harmless Dealer for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to its negligent acts or omissions involving the original design or manufacture of any Product at the time it left Hatteras’ possession or control, the repair of any Product performed by Hatteras or any breach of this Agreement. Hatteras, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Dealer agrees to cooperate at its own expense and provide Hatteras with any available information as may be reasonably necessary to such defense. In the event Hatteras elects not to defend any litigation that may arise out of any claims covered hereby, Hatteras will be responsible for Dealer’s reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement. These obligations shall survive the expiration or termination of this Agreement.
          C. Dealer agrees to indemnify and hold harmless Hatteras for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to its negligent acts or omissions involving Dealer’s improper application, use or repair of the Products, statements or representations not specifically authorized by Hatteras, including warranties inconsistent with Hatteras’ standard limited warranty, and the installation of any after market components or any other modification or alteration to the Product, or any breach of this Agreement. Dealer, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Hatteras agrees to cooperate at its own expense and provide Dealer with any available information as may be reasonably necessary to such defense. In the event Dealer elects not to defend any litigation that may arise out of any claims covered hereby, Dealer will be responsible for Hatteras’ reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement. These obligations shall survive the expiration or termination of this Agreement.
          D. The provisions in this Paragraph 11 regarding indemnification do not apply to claims by third parties in which there has been a judicial determination the indemnifying party does not have liability to the third party.
     12. Repossession or Repurchase of Product by Hatteras: Dealer shall be liable to and reimburse Hatteras for any and all losses or deficiencies on the sale or disposition of any Product purchased by Dealer pursuant to this Agreement which is repossessed or repurchased by Hatteras for any reason whatsoever, except as contemplated in 16G hereof. Dealer shall also be liable for any and all discounts, volume rebates, or other sales incentives paid to Dealer on Product repurchased, and all reasonable attorney’s fees, court costs, and expenses incurred in connection with such repossession or repurchase. Dealer agrees to provide Hatteras, upon request, guarantees or other adequate security to cover any repurchase or financial obligations that Hatteras may assume in connection with Dealer’s flooring or financing.
     13. Trademarks and Service Marks: Dealer acknowledges that Hatteras or its affiliated companies are the exclusive owners of various trademarks, service marks, trade designations, logos and trade dress (collectively “Identification”) which Hatteras uses in connection with Products and its business. Dealer is authorized to use Identification only in the manner prescribed by Hatteras, only in connection with the promotion and sale of Products, and only until the expiration or termination of this Agreement. Dealer shall not use Hatteras or other identification in the name of the Dealer’s business or any other trade name of the Dealer. Dealer shall not use Identification in any unauthorized manner or in any manner that adversely reflects upon the reputation of Hatteras or in relation to any other matter that is a breach of this Agreement. Dealer shall not use Identification or intentionally advertise outside of the Territory to the extent prohibited by the terms of this Agreement, without Hatteras’ express written consent and shall comply with Hatteras’ announced Internet Policy. Authorization shall not be interpreted as a license for use of Identification. Dealer acquires no proprietary rights with respect to Identification, and this authorization shall terminate simultaneously with the termination or expiration of this Agreement. In the event of expiration or termination of this Agreement, Dealer shall immediately discontinue use of Identification in any way whatsoever and shall thereafter not use, either directly or indirectly, any Identification or any confusingly similar Identification in a manner likely to confuse, mistake, or deceive the public. Dealer may continue to use Identification for a reasonable period of time in the event Hatteras does not repurchase Dealer Product inventory as long as such Identification use remains subject to the terms of this Agreement.
     14. Performance Standards: Hatteras, after consultation with Dealer, will establish fair and reasonable standards of sales performance for the Dealership. Such standards are based on factors such as population, sales potential, market share percentage of the Products sold in the Territory as compared to competitive products sold in the Territory, economic conditions at the Dealer Location(s), competition from other marine dealerships in the area, past sales history, number of locations, and any special circumstances that may affect the sale of Products or the Dealer. Sales performance under this Agreement for the Product model year indicated is agreed to as shown on attached Exhibit B, the Dealer Commitment Acknowledgment.
     15. No Agency Created: It is understood and agreed that Dealer is not, nor shall it at any time represent itself to be, the agent, employee, representative, partner, or franchisee of Hatteras for any purpose. Dealer shall not enter into any contract or commitment in the name of or on behalf of Hatteras. Hatteras has no fiduciary duty to Dealer pursuant to this Agreement or the relationship between the parties. Dealer is not required to pay, and shall not pay, to Hatteras any fee for the right to purchase the Products.
     16. Term of Agreement — Termination:
          A. Upon execution by Hatteras, the term of this Agreement shall be from August 1, 2006 until July 31, 2010 (hereinafter the “Term”) subject, however, to the provisions set forth below and in Paragraph 18 that provide for earlier termination.
          B. This Agreement may be terminated by Hatteras upon the giving of at least sixty (60) days prior written notice to Dealer when: (1) Dealer fails or refuses to place a minimum stocking order of Products, as outlined in the then current Agreement applicable to all domestic Hatteras dealers or (2) Dealer fails to meet its financial obligations as they become due to either Hatteras or lender(s) financing Products. Sale of Product to Dealer after termination shall not be deemed renewal or extension of this Agreement.
          C. This Agreement may be terminated at any time by the mutual consent of the parties.
          D. Either party may, upon sixty (60) days written notice to the other stating the reasons therefore, terminate this Agreement upon the other party’s breach or default in any of the material obligations, performance standards, covenants, representations, warranties, or duties imposed herein or in the Dealer Programs and provided that the breach or default has not been cured during the notification period. For those matters in which a cure cannot be completed within the notification period, Dealer must begin good faith efforts to cure within the notification period and there must be complete cure within a reasonable period of time. If the breach or default is not subject to cure (such as the commission of an act of bad faith), this Agreement may be terminated immediately, effective upon notice to the breaching or defaulting party.
          E. This Agreement may be immediately terminated by a party upon written notice to the other party if any of the following occur with regard to the other party: (1) the other party ceases to exist; (2) the other party becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay debts as they mature; (3) the other party makes a general assignment for the benefit of creditors to an agent authorized to liquidate any substantial amount of assets; (4) the other party becomes a subject of an “order for relief” within the meaning of the United States Bankruptcy Code; (5) the other party applies to a court for the appointment of a

[****] — CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
receiver for any assets or properties; (6) the other party makes a fraudulent misrepresentation that is material to this Agreement; This Agreement may be terminated immediately by Hatteras upon the occurrence of a prohibited assignment, delegation or subcontracting without consent as described in Paragraph 18A below or the commission by Dealer of any act of fraud upon Hatteras, which is material to this Agreement.
          F. This Agreement may be terminated by Hatteras (notwithstanding and in addition to the provisions of subparagraph D and other subparagraphs) upon the giving of at least fifteen (15) days prior written notice to Dealer where there are unpaid sums due and owing to Hatteras that remain unpaid, in whole or part, at the end of such notice period, unless such amount is disputed in good faith by Dealer.
          G. On or before the termination of this Agreement, Dealer shall provide written notice to Hatteras of all Products subject to possible repurchase by Hatteras, including Product serial numbers and the Dealer’s net purchase price for each Product. Upon the termination of this Agreement (including expiration and failure to extend the Agreement or enter into a new agreement), Dealer shall offer to sell to Hatteras or Hatteras’ designee, at Dealer’s net purchase price (not including transportation, insurance, freight, or financing costs), less any discounts, sales incentives or rebates previously paid by Hatteras’ program and a 10% restocking fee (“Dealer Purchase Price”), Dealer’s entire stock of Products in a new, unused and undamaged condition. Hatteras shall have thirty (30) days after the termination of this Agreement to inspect the Products and determine if it will purchase at its option, any or all of the Products of Dealer, which election shall be provided by a written notice given to Dealer. If Hatteras terminates this Agreement prior to its expiration date without cause, Hatteras will [****]. Except as expressly described herein, Hatteras shall not be obligated to repurchase Products if this Agreement is terminated or expires or is not renewed. Notwithstanding the above, if Hatteras [****] where Dealer terminates the Agreement for cause or the Agreement expires and the parties fail to extend or enter into a new agreement, and [****] where Hatteras terminates the Agreement for cause. Dealer shall sell such Products to Hatteras or its designee, and such repurchase is conditional upon Dealer’s ability to sell such Products, with good and merchantable title, free and clear of all liens and encumbrances, and in the condition that such Products were at the time of Hatteras’ inspection, if applicable. Dealer shall deliver all title documentation reasonably requested by Hatteras, and Dealer shall execute a limited power of attorney on behalf of Hatteras for purposes of executing all necessary title documentation. Payment for purchased Product shall be, at Hatteras’ option, by credit, offset, or payment made to Dealer within ten (10) days after Hatteras’ acceptance of the purchased Product or as otherwise agreed.
          H. If Hatteras terminates or Hatteras and Dealer mutually terminate this Agreement prior to its expiration date, provided the termination is not for quality of warranty service, fraud, bad faith, or financial instability or insolvency of Dealer, Hatteras will nevertheless continue to sell warranty parts and accessories for Products on a cash on delivery basis for a period not to exceed twelve (12) months in order that Dealer may continue to provide warranty service on Products which have outstanding warranties subject to Dealer’s compliance with the terms and conditions of Hatteras’ warranty and parts program applicable to all domestic Hatteras dealers. The performance of any warranty work after termination of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination.
          I. Prior to the expiration of the Term, either party may terminate this Agreement upon the giving of at least ninety (90) days prior written notice to the other party (which notice may be given prior to the end of the Term) of its intent not to enter into a new Agreement.
          J. Any period of time described in the Agreement shall be modified to include such different period of time that may be required by applicable law.
          K. In the event of termination of this Agreement by either party, Hatteras is relieved from any obligation to make any further Product shipments under this Agreement, and may cancel all of Dealer’s unshipped orders for Products, irrespective of previous acceptance by Dealer, except those which are proved to Hatteras’ reasonable satisfaction to have been the subject of a binding customer order to Dealer prior to the receipt of any notice of termination. The acceptance of orders from Dealer for the continuous sale of Products to Dealer or any other act after termination of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination. Upon the termination of this Agreement, all obligations owed by Dealer to Hatteras shall become immediately due and payable on the effective date of the termination, whether otherwise then due or not (without presentment, demand, protest or notice of any kind, all of which are waived by Dealer); and Hatteras may offset or deduct from any and all sums owed to Dealer any and all sums owed by Dealer to Hatteras, or any parent, affiliate or subsidiary of Hatteras, returning to Dealer the excess, if any.
     17. Governing Law: This Agreement has been signed by Dealer on the date reflected below, and shall become binding upon the execution by Hatteras at its headquarters in North Carolina, U.S.A. This Agreement shall be governed, interpreted and construed according to the laws of the State of North Carolina, U.S.A., without regard to applicable conflicts of law.
     18. Assignability:
          A. This appointment and Agreement is made and entered into with the distinct understanding that it is personal with the Dealer and is not, whether by operation of law or otherwise, assignable or in any part delegable or transferable unless the express written consent of Hatteras is obtained provided however that Dealer may assign the appointment and the Agreement to a subsidiary or affiliate without consent. Unless first approved by Hatteras in writing, any purported assignment, delegation or subcontracting of Dealer’s rights and obligations under this Agreement by Dealer (other than to a subsidiary or affiliate) may immediately render this Agreement terminated in Hatteras’ sole discretion.
          B. Hatteras may not assign this Agreement without the prior written consent of Dealer, except that no such consent is necessary with respect to assignment of this Agreement to any Hatteras subsidiary or affiliate. An assignment by Hatteras to any subsidiary or affiliate shall not relieve Hatteras from any obligation or responsibility provided for under the terms of this Agreement. Upon any sale of the business or the assets of Hatteras to a nonaffiliated third party, and where Dealer does not agree to the assignment, this Agreement shall be terminated. Hatteras shall be released from any further obligations and liabilities to supply Products to Dealer under this Agreement.
     19. Notices, Communications:
          A. Any written notice given pursuant to this Agreement shall be either hand delivered (by courier or otherwise), or mailed, postage prepaid, by Registered or Certified Mail, return receipt requested, to the party identified below at the respective address listed below. Notice may also be given by fax if a copy is also mailed in the manner described herein. Such notice shall be deemed to be given upon first receipt. A change of address may be given by such notice.

To Hatteras: Jan Boone	To Dealer: William H. McGill, Jr.
VICE PRESIDENT SALES	PRESIDENT
Hatteras Division of Brunswick Corp.	MarineMax, Inc.
110 North Glenburnie Road	18167 US Highway 19 North, Suite 300
New Bern, North Carolina 28560	Clearwater, Florida 33764

With a copy to:	With a copy to:

Brunswick Boat Group Legal Department	MarineMax, Inc.
Attention: H. Douglas Kitts	Legal Department
800 S. Gay Street, Suite 1700	Attention: Paulee Day
Knoxville, Tennessee 37929	18167 US Highway 19 North, Suite 300
Tel: (865) 582-2200	Clearwater, Florida 33764
Fax: (865) 582-2399	Tel: (727) 531-1700
Fax: (727) 450-1162

          B. Dealer hereby grants permission and consent to Hatteras and to those entities who are authorized by Hatteras to send or transmit communications (including but not limited to facsimiles, wireless communications, and e-mails) to Dealer and Dealer’s officers, directors, employees, subsidiaries and affiliates, and their permitted successors and assigns. Such communications are not limited in content and may include advertisements, and Dealer understands that by providing such consent it may incur costs that are related to the receipt of such communications. Dealer further agrees that such communications may be sent to any telephone number or electronic media address applicable to those who have herein granted consent.
     20. Entire Agreement — Non-Waiver: This Agreement contains the entire agreement between the parties with respect to the matters set forth herein and may not be amended or modified except by a written instrument signed by Hatteras and Dealer that expressly states that the writing constitutes a rider or modification to this Agreement, provided that, subject to the provisions of this Agreement, Hatteras may in its sole discretion and from time to time make changes in accordance with its own reasonable business judgment to Dealer Programs, policies, programs and Hatteras’s Internet Policy applicable to all domestic Hatteras dealers upon the giving of notice to Dealer. This Agreement terminates and replaces all prior agreements made between the parties and there are no other agreements regarding the matters herein provided that each party shall remain obligated to the other for any monies owed under such prior agreements between the parties; and except for payments to be made to Dealer in the ordinary course of business or claims of third parties, there are no other monies, claims, or actions which may give rise to or result in any compensation or monies being owed to Dealer by Hatteras. Failure on the part of Hatteras or Dealer to enforce any term of this Agreement shall not constitute a waiver thereof. The Dealer Programs and its content as well as the Hatteras Internet Policy is incorporated herein by reference.
     21. Severability – Existing Claims: Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any portion of this Agreement is deemed invalid or unenforceable, the remaining sections shall still be enforceable unless removal of that portion so materially alters the risks and benefits to either party that enforcement would be substantially unfair. In such a case, the parties agree to immediately negotiate a substitute clause to restore each party as closely as possible to the risks and benefits originally assumed. Dealer represents to Hatteras that it is not aware of any claims, causes of action, or disputes that it has or may assert against Hatteras that arise out of or have accrued prior to the effective date of this Agreement. Dealer further represents to Hatteras that it has not breached or otherwise violated any term or condition of any previous Agreement with Hatteras.
     22. Disputes: All disputes, controversies or claims connected with, arising out of, or relating to this Agreement, or any modification, extension or renewal thereof, or to any causes of action that result from such relationship, shall be subject exclusively to the remedy of arbitration described herein, including but not limited to sums due under this Agreement, the interpretation, performance or nonperformance of this Agreement, and claim for damages or rescission, a breach of default of this Agreement, the creation, termination or nonrenewal of this Agreement (such as a dispute regarding the causes, validity or circumstances of the termination, nonextension, or nonrenewal), and trade regulations or antitrust claims, whether such controversies or claims are in law or equity or include claims based upon contract, statute, tort or otherwise. All controversies shall be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules.
          The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1-16, as amended, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of the arbitration shall be at Raleigh, North Carolina. Dealer consents to personal jurisdiction of such court, including the federal and state courts located in the State of North Carolina. The arbitrator is not empowered to and shall not award damages in excess of actual damages and in no event shall the arbitrator award punitive, special or consequential damages, or prejudgment interest.
          This paragraph shall survive the expiration or termination of the Agreement.
          Except for sums owing to Hatteras all arbitration claims and proceedings must be instituted within one (1) year after the cause of action arises, and the failure to institute arbitration proceedings within such period shall constitute an absolute ban to the institution of any proceedings and a waiver and relinquishment of all such claims.

     23. Guarantee: As a condition for Hatteras’ entering into this Agreement, the parent of Dealer has signed this document as evidence of its irrevocable guarantee of the Dealer’s performance of all the financial duties and financial obligations provided for in this Agreement.
     24. Reservation of Rights: Hatteras grants to Dealer only those rights expressly stated in this Agreement. Except to the extent otherwise expressly provided in this Agreement, Hatteras retains all rights. This Agreement does not concern any other brands or products, except the Hatteras Products defined in Paragraph 1. Hatteras and/or its affiliates reserve the right to own, acquire, manage, sell, display or service other products and other brands in any area (including the Territory) including those that may compete with Products.
     25. Confidentiality. Each party shall maintain as confidential all proprietary business information, trade secrets and all materials containing confidential business information provided by such party to the other party, including but not limited to customers, vendors, inventions, concepts, designs, structures, formulas, processes, financial information, employees, strategic plans, acquisition plans or other business affairs of the disclosing party. Dealer acknowledges that Hatteras is a division of Brunswick Corporation, and accordingly subsidiaries, affiliates and other divisions of Brunswick Corporation may be given access or have access to confidential business information received in connection with this Agreement, and such disclosure does not constitute a breach of this Paragraph. Each party, on behalf of its directors, officers, employees and agents to whom such information and materials are disclosed, agree that it shall keep such information and materials confidential both during and after the term of this Agreement for a period of three (3) years provided that if any such information or material is a trade secret, then the obligations under this Paragraph shall survive the termination of this Agreement for the longer of five (5) years or the length of time such information remains a trade secret.
          These obligations of confidentiality do not apply to any information which (1) was known to the receiving party prior to receipt from the disclosing party; (2) is independently developed by the receiving party, provided that the burden of proof of such independent development shall be on the receiving party; (3) is or becomes publicly known without the fault of the receiving party; (4) is or becomes rightfully available to the receiving party without confidential restriction from a source not bound by a confidentiality obligation to the disclosing party; (5) is required by law to be disclosed or pursuant to court or government action provided, the disclosing party is given reasonable prior notice of such disclosure; or (6) is disclosed pursuant to agreement of the parties.
     26. Miscellaneous: In case of any dispute relating to the rights and duties imposed by this Agreement, both parties will openly discuss and make reasonable efforts at amicable resolution. Except as expressly described to the contrary in this Agreement, the rights and remedies of each party are not exclusive. Unless otherwise provided, where either party has a right to make a determination or pursue or not pursue a particular course of action under the terms of this Agreement, such as, for example granting consent or approval, such determinations and decisions shall be made by such party in its sole discretion. As defined herein, a domestic Hatteras dealer shall be an authorized Hatteras dealer whose territory is located solely within the continental Unites States.
     IN WITNESS WHEREOF, Hatteras and Dealer have executed this Agreement as of the date first above written.

HATTERAS YACHTS DIVISION OF BRUNSWICK CORPORATION		MARINEMAX MOTOR YACHTS, LLC

BY: NAME:	/s/ Jan Boone Jan Boone	BY: NAME:	/s/ Michael H. McLamb Michael H. McLamb
TITLE:	Vice President – Sales	TITLE:	Secretary
DATE:	February 2, 2007	DATE:	January 29, 2007

MARINEMAX, INC.

		BY:	/s/ Michael H. McLamb

		NAME:	Michael H. McLamb
		TITLE:	Secretary
		DATE:	January 29, 2007

HATTERAS
SALES AND SERVICE AGREEMENT
(Texas)
     THIS AGREEMENT made this 31st day of January, 2007 between HATTERAS YACHTS DIVISION of Brunswick Corporation, a Delaware corporation, (hereinafter referred to as “Hatteras”), having its principal place of business at 110 North Glenburnie Road, New Bern, North Carolina and MarineMax Motor Yachts, LLC, doing business as MarineMax, with its principal place of business at 18167 US North, Suite 300, Clearwater, Florida 33764, a limited liability corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as “Dealer”), and Dealer’s parent corporation MarineMax, Inc., a Delaware Corporation, having its principal place of business located at 18167 US North, Suite 300, Clearwater, Florida 33764 whereby in consideration of the mutual covenants herein contained, it is agreed as follows:
     1. Appointment of Dealers: Hatteras hereby appoints Dealer as a dealer for the retail sale, display, and servicing of all Hatteras product(s), parts and accessories (hereinafter “Product” or “Products”) as specified in the Hatteras 2007 or then current Hatteras Dealer Programs applicable to Hatteras dealers selling comparable Products (hereinafter referred to as the “Agreement”), from the below described Dealer Location(s), which Products shall be purchased only from Hatteras or an authorized Hatteras dealer located in the country in which Dealer is located.
During the term of this Agreement, Hatteras shall not appoint other dealers to sell Product from a dealer location within the Territory set forth in Paragraph 2 so long as Dealer is in compliance with its material obligations and performance standards under this Agreement and Hatteras’ then current material policies and programs. Hatteras reserves the right to modify the Territory or appoint other dealers to sell, display and service Product from dealer locations within the Territory at any time if Hatteras determines, in its sole discretion, the Dealer is in breach of the material obligations and performance standards of this Agreement and Hatteras’ then current material policies and programs following notice and the expiration of any applicable cure periods without cure. Provided that similar restrictions apply to all domestic Hatteras dealers selling comparable Products, Dealer shall not sell, advertise, solicit for sale or offer for resale Products outside of the Territory, provided, however, that Dealer may advertise in recognized and established marine publications with cross-territorial distribution. However, Dealer agrees not to advertise price of Products in any electronic media, newspaper, trade publications or other publication or media that is cross territorial and/or distributed outside of the territory. Hatteras reserves the right in its sole discretion to monitor or otherwise enforce its policies and procedures applicable to all domestic Hatteras dealers and will do so on a uniform basis. There are no third party beneficiary rights to such policies and procedures or this Agreement or other dealer agreements.
Hatteras also reserves the right to make sales in the Territory after consultation with Dealer or provide service in the Territory based upon legitimate business purposes, and to appoint other dealers or service providers to sell, display, and/or service products, from any other location outside the Territory.
Hatteras shall have the right to adopt and modify policies and programs related to the Products from time to time in its sole discretion and in accordance with its own reasonable business judgment and it will enforce such policies and programs on a uniform basis. Dealer agrees to comply with such policies and programs, and understands that failure to comply with a material term shall give Hatteras, following the expiration of applicable cure periods without cure, the right to modify the Territory, appoint other dealers to locations within the Territory, and/or to terminate this Agreement.
     2. Location: Dealer shall sell at retail, display, and service Products only at and from the following location(s) (“Dealer Location(s)”). Dealer Location(s) are both sales and service unless otherwise specified in writing:
3001 Nasa Road One, Seabrook, Texas 77586
Dealer shall concentrate its sales, display and service effort to within the following Territory:
Texas

Dealer shall not delete, change, or add to the above Dealer Location(s) without the prior written consent of Hatteras which consent shall not be unreasonably withheld, and Hatteras may consider any relevant factors and consequences as part of the approval process including but not limited to the Dealer’s qualifications and abilities to perform the Agreement obligations from the proposed Dealer location, the effect such a grant would have on the resulting Territory configuration and adjacent Hatteras dealer sales, the Dealer’s financial capabilities to successfully operate the business from the Dealer Location, and whether the Dealer will have adequate personnel to manage the business at the Dealer Location. Dealer shall not sell Products for use by or to a purchaser located outside of the country in which the Dealer is located or sell to others for the purpose of resale without the prior written consent of Hatteras. Dealer shall not utilize the services of a broker or similar agent to sell Product unless such broker is an affiliated third party of Dealer that is located within the Territory and such broker or agent does not consummate or sell any Product and otherwise complies with the requirements of this Agreement. Dealer agrees to provide appropriate facilities and to assume full and complete managerial authority and responsibility for the service of the Products at and from those Dealer Location(s) specified in this Agreement and for the display and retail sale of the Products at and from each Dealer Location. Additionally, Hatteras approves of temporary off-site retail activity within the Territory. Dealer shall not sell or offer for sale other products that are competitive with the Products sold or displayed by Dealer pursuant to this Agreement except for those products currently sold by Dealer as of the date of this Agreement.
     3. Dealer’s Responsibilities: Dealer agrees to:
          A. Devote its best efforts to aggressively promote, display, advertise and sell Products at each Dealer Location in accordance with the terms of this Agreement and all applicable federal, state and local laws. Dealer shall display and utilize at each Dealer Location signs, graphics and image elements with Hatteras Identification as defined herein, in accordance with Hatteras’ standards of performance subject to approval by Hatteras, that will positively reflect the Hatteras image and promote the retail sale of the Products.
          B. Purchase and carry on hand at all times a sufficient inventory of current Products to meet the reasonable demand of customers at each Dealer Location, and Hatteras’ Minimum Stock Requirements as outlined in Exhibit A to this Agreement.
          C. Maintain at each Dealer Location (unless a sales location only, and then service shall be provided at another Dealer Location or associated and authorized Hatteras service facility) a service department that Dealer agrees to staff, train, and equip to promptly and professionally service Products; and to maintain at each Dealer Location parts and supplies to properly service Products on a timely basis.
          D. Perform any and all necessary Product rigging, installation, and inspection Product orientation services prior to delivery to the purchaser as required by Hatteras and perform post-sale service of all Products originally sold by Dealer and brought to Dealer for service. Dealer may be required to provide or arrange for warranty and service work for Product regardless of the selling dealer of the Product or condition of sale. Dealer will provide appropriate instructions to purchasers on how to obtain warranty and service work from the Dealer. Dealer will secure all Product inventory against weathering and damage, and maintain inventory in a like new and unused condition.
          E. Furnish each Product purchaser with Hatteras’ limited warranty on new Products and with information and training as to the safe and proper operation and maintenance of the Product.
          F. Complete and submit Hatteras’ Product registration information and Warranty Awareness Checklist promptly upon delivery of the Products to the purchaser and assist Hatteras in performing Product defect and recall campaigns. In the event Dealer fails to return the registration information to Hatteras as required, Dealer shall indemnify Hatteras against any liability, loss, or damage which Hatteras may sustain directly as a result of such failure. Hatteras will notify Dealer if Hatteras has not received the registration information.
          G. Maintain complete Product sales, warranty and service records, and report to Hatteras upon request the name and address of each Product purchaser to the extent required by applicable law.

          H. Achieve Product sales and service performance in accordance with fair and reasonable standards and sales levels established by Hatteras in consultation with Dealer from time to time as described in Paragraph 14 below.
          I. Submit to Hatteras upon request any additional information or clarifying information regarding Dealer’s financial statements and if necessary, consent to full and open disclosure of financial information concerning Dealer between Hatteras and any financial institution or company which may finance or propose to finance all or part of Dealer’s Product Inventory.
          J. Conduct business in manner that preserves and enhances the reputation and goodwill of both Hatteras and Dealer for providing quality products and services, and refrain from using any false, misleading or deceptive advertising. Submit truthful and accurate statements, reports and information to Hatteras and any financial institution financing or proposing to finance Dealer’s Product inventory or any purchaser.
          K. Maintain an ability to purchase Product inventory via flooring and/or self-financing that is customary to carry on hand and display Hatteras’ current Product models as indicated on Exhibit A to this Agreement.
          L. Allow the application of any rebates, warranty reimbursements or account credits owed to Dealer as an offset against any losses, debts, or monies owed by Dealer to Hatteras, or any parent, affiliate or subsidiary of Hatteras including but not limited to losses or debts applicable to open Products accounts, unpaid retail show space, and to any Hatteras losses relating to Dealer flooring or financing.
          M. Use its best efforts to maintain a CSI rating in compliance with Hatteras’ CSI standards.
          N. Comply with those Dealer obligations that may be imposed or established by Hatteras applicable to all domestic Hatteras Dealers including but not limited to those included in the annual Dealer Programs and Hatteras’ Internet Policy.
          O. Maintain a financial condition which is adequate to satisfy and perform its obligations under this Agreement, including the ability to accept and floor plan trade-in products.
          P. Provide prior written notice to Hatteras if Dealer desires to make any change in Dealer’s financing of its Product inventory or business and give Hatteras sufficient time to discuss and review with Dealer the effect of the proposed change.
          Q. Notify Hatteras of the addition or deletion of any Dealer Location(s) which notification Dealer agrees shall not be deemed a consent by Hatteras to such a proposed change.
     4. Orders: Dealer agrees to submit orders to Hatteras in a manner and format prescribed by Hatteras, applicable to all domestic Hatteras dealers which orders shall be subject to Hatteras’ then current terms and conditions of sale which may be modified by Hatteras at any time for all domestic dealers as deemed reasonably necessary. Any order which does not comply with Hatteras’ terms and conditions need not be filled by Hatteras provided, however, that Hatteras shall promptly notify Dealer of such noncompliance. Any additional or different terms submitted by Dealer will be void and of no effect. Dealer cancellation of orders will be subject to Hatteras’ then current cancellation policy applicable to all domestic Hatteras dealers. All orders submitted by Dealer are subject to acceptance by Hatteras.
     5. Prices: The Products sold to the Dealer by Hatteras shall be on the basis of price lists published by Hatteras from time to time for its domestic dealers, less any applicable discounts allowed by Hatteras’ programs. Hatteras shall have the right to revise the price lists or applicable discounts on programs applicable to all of its domestic dealers at any time (except for any retail contracts submitted by Dealer that have been accepted by Hatteras) and Hatteras agrees to promptly notify Dealer of any such change. Hatteras shall have no obligation to reimburse Dealer for any loss which Dealer may sustain by reason of any change in price, program, or discount for which notice was provided in accordance herewith. Terms of payment will be as specified from time to time by Hatteras. Dealer will pay Hatteras the lesser of 1.5% late charges per month or the maximum permitted by applicable law on any past due invoice except as to any specific amount of an invoice that is disputed in good faith by the Dealer. Hatteras may refuse shipment for any credit reason, including Dealer’s failure to pay for a prior shipment and shall immediately notify Dealer in such event. Dealer will reimburse Hatteras for all reasonable and necessary costs in collecting past due accounts, including attorney fees and court costs. Dealer hereby grants to Hatteras and Hatteras hereby retains a security interest in all Products sold to Dealer and all proceeds arising out of the sale of the Products until such Products are paid for in full. Dealer agrees to sign, file, authenticate, and authorize the signing, filing and authenticating by Hatteras of such financing statements and other documents and do such other acts, as Hatteras may request to establish and maintain a valid and protected security interest in the Products.
     6. Shipments: All shipments of Products shall be made FOB the Hatteras factory designated by Hatteras, at which time title shall pass. Dealer shall pay all applicable shipping, transportation, delivery, and handling charges for Products ordered. If Dealer fails to accept delivery of any Products ordered, other than material non-conforming Products that must be returned to Hatteras for repair, Dealer shall reimburse Hatteras for any costs incurred, including returning such Products to Hatteras. If Hatteras ships Products not ordered by Dealer, Dealer shall have the right to refuse delivery, in which event Hatteras shall pay all costs incurred in returning same to Hatteras. Shipments shall be subject to Hatteras’ production schedule and availability of materials or transportation equipment. No liability shall be sustained by Hatteras by reason of its not filling any order due to circumstances beyond its reasonable control such as, but not limited to, labor disputes, natural disasters, accidents to machinery, acts of God, acts of or threatened acts of war or terrorism, material shortages, regulations, demands for goods exceeding Hatteras’ available supply or any other cause beyond Hatteras control. In the event of any delay in delivery, failure to fill orders or other default or damage caused by any of the foregoing, Hatteras may, at its option and without liability, cancel all or any portion of the applicable orders to the extent affected by the event of force majeure and/or extend any date upon which performance is due hereinunder.
     7. Risk of Loss: Risk of loss for Products ordered by Dealer shall pass to Dealer at the time the Products or parts are tendered to the designated carrier at the Hatteras factory. Hatteras will arrange for insurance from the shipping point to the final delivery point. Dealer will be the loss payee on any claim. Hatteras will assist Dealer in the processing and collection of any claims against the carrier contracted by Hatteras.
     8. Payment — Claims: All sales of Products to Dealer shall be paid for in advance by Dealer, unless otherwise agreed between Hatteras and Dealer. All claims for shortage or damages or unacceptable Product shall be made prior to departure from the Hatteras factory. The failure of Dealer to give such notification shall constitute a waiver of any such claim. Dealer shall cause to be paid or shall make reimbursement to Hatteras in full for any and all taxes, duties, or other charges imposed by federal, state, municipal, or other governmental authority upon Dealer’s purchase under this Agreement.
     9. Product Modification: Hatteras shall have the right to discontinue the sale of Products or to modify the design, specifications and components of Products at any time provided, however, that Hatteras shall notify Dealer, prior to shipment, of any major changes with respect to Products previously ordered by Dealer but not yet delivered, in which event Dealer shall have the right to terminate such order within five (5) business days after such notification by providing written notice to Hatteras. The failure to provide such timely written notification shall be deemed acceptance by Dealer of such changes.
     10. Warranties and Limitation of Warranties:
          10.1 Warranties: Dealer agrees to:
          A. Sell Products only on the basis of Hatteras’ published applicable Limited Warranty and make no other warranty or representations concerning the limited warranty, express or implied, either verbally or in writing.
          B. Display at each Dealer Location that Product warranty information required by applicable law and furnish and make known to the first-use purchaser at the time of delivery the appropriate operations and maintenance manual provided by Hatteras, instructional information for the use and operation of the Product consistent with the operations and maintenance manual, the Product installation instructions, if any, together with Hatteras’ written limited warranty, including all disclaimers and limitations thereto.
          C. Subject to the terms of the applicable limited warranty, expressly inform the purchaser in writing that no Hatteras warranty applies if the Product is “used”, which includes personal or substantial demonstration use (except for reasonable sea trials and demos for prospective customers or for marketing purposes at a Dealer rendezvous) by the Dealer unless Hatteras expressly authorizes such warranty in writing. No Product warranty shall apply if the design or material of the Product is substantially modified without the express authorization of Hatteras in writing.
          D. Provide timely warranty service on all Product presented to Dealer by purchasers in accordance with Hatteras’ then current warranty service program applicable to all domestic Hatteras dealers selling comparable Products. Dealer agrees to make all claims for reimbursement under Hatteras’ warranty service program in the manner reasonably prescribed by Hatteras. Hatteras may revise its warranty service program from time to time, providing Dealer with written notification of all revisions, and those revisions will supersede all previous programs.
          E. To verify the accuracy of the warranty claims submitted to Hatteras by Dealer and the service provided by Dealer with regard to such warranty claims, provide Hatteras with access to its applicable books and records, and provide such additional documentation which Hatteras may reasonably request. In the event Hatteras finds errors in the aggregate greater than 5% of reviewed claims submitted by Dealer and paid by Hatteras, Hatteras may calculate the percentage rate of error; and using that percentage rate of error, extrapolate the amount owed to Hatteras for up to three (3) prior years of all paid claims made by Hatteras to Dealer. Within thirty (30) days of such notice of such amount, Dealer shall either pay the extrapolated amount to Hatteras or pay the cost of a full audit by Hatteras or Hatteras’s designee or at Dealer’s option and expense, a third party auditor reasonably acceptable to Hatteras and Dealer and pay to Hatteras that amount, if any, found to be owing to Hatteras as a result of such audit. Hatteras agrees to honor all legitimate warranty claims on Products when made by purchaser through Dealer in the manner reasonably prescribed by Hatteras. Hatteras shall respond to all proper and legitimate warranty claims submitted by Dealer within the time period described in the terms of the Warranty Program. Hatteras agrees to pay or credit all accepted and undisputed claims within thirty (30) days after receipt of all required documentation.
     10.2 Limitation of Warranties.
          EXCEPT AS SPECIFICALLY PROVIDED IN HATTERAS’ PUBLISHED APPLICABLE LIMITED WARRANTY, HATTERAS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE.
     11. Indemnification.
          A. In order to obtain preferred boat show space at discounted rates for Dealers, Hatteras may contract with and agree to indemnify boat show sponsors and other related parties. Accordingly, Dealer shall defend, indemnify and hold harmless Hatteras, and any boat show sponsor which Hatteras has agreed to indemnify, from any and all claims, causes of action, and suits, including claims of negligence arising either directly or indirectly out of Dealer’s use of boat show space originally obtained by Hatteras.
          B. Hatteras agrees to indemnify and hold harmless Dealer for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to its negligent acts or omissions involving the original design or manufacture of any Product at the time it left Hatteras’ possession or control, the repair of any Product performed by Hatteras or any breach of this Agreement. Hatteras, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Dealer agrees to cooperate at its own expense and provide Hatteras with any available information as may be reasonably necessary to such defense. In the event Hatteras elects not to defend any litigation that may arise out of any claims covered hereby, Hatteras will be responsible for Dealer’s reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement. These obligations shall survive the expiration or termination of this Agreement.
          C. Dealer agrees to indemnify and hold harmless Hatteras for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to its negligent acts or omissions involving Dealer’s improper application, use or repair of the Products, statements or representations not specifically authorized by Hatteras, including warranties inconsistent with Hatteras’ standard limited warranty, and the installation of any after market components or any other modification or alteration to the Product, or any breach of this Agreement. Dealer, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Hatteras agrees to cooperate at its own expense and provide Dealer with any available information as may be reasonably necessary to such defense. In the event Dealer elects not to defend any litigation that may arise out of any claims covered hereby, Dealer will be responsible for Hatteras’ reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement. These obligations shall survive the expiration or termination of this Agreement.
          D. The provisions in this Paragraph 11 regarding indemnification do not apply to claims by third parties in which there has been a judicial determination the indemnifying party does not have liability to the third party.
     12. Repossession or Repurchase of Product by Hatteras: Dealer shall be liable to and reimburse Hatteras for any and all losses or deficiencies on the sale or disposition of any Product purchased by Dealer pursuant to this Agreement which is repossessed or repurchased by Hatteras for any reason whatsoever, except as contemplated in 16G hereof. Dealer shall also be liable for any and all discounts, volume rebates, or other sales incentives paid to Dealer on Product repurchased, and all reasonable attorney’s fees, court costs, and expenses incurred in connection with such repossession or repurchase. Dealer agrees to provide Hatteras, upon request, guarantees or other adequate security to cover any repurchase or financial obligations that Hatteras may assume in connection with Dealer’s flooring or financing.
     13. Trademarks and Service Marks: Dealer acknowledges that Hatteras or its affiliated companies are the exclusive owners of various trademarks, service marks, trade designations, logos and trade dress (collectively “Identification”) which Hatteras uses in connection with Products and its business. Dealer is authorized to use Identification only in the manner prescribed by Hatteras, only in connection with the promotion and sale of Products, and only until the expiration or termination of this Agreement. Dealer shall not use Hatteras or other identification in the name of the Dealer’s business or any other trade name of the Dealer. Dealer shall not use Identification in any unauthorized manner or in any manner that adversely reflects upon the reputation of Hatteras or in relation to any other matter that is a breach of this Agreement. Dealer shall not use Identification or intentionally advertise outside of the Territory to the extent prohibited by the terms of this Agreement, without Hatteras’ express written consent and shall comply with Hatteras’ announced Internet Policy. Authorization shall not be interpreted as a license for use of Identification. Dealer acquires no proprietary rights with respect to Identification, and this authorization shall terminate simultaneously with the termination or expiration of this Agreement. In the event of expiration or termination of this Agreement, Dealer shall immediately discontinue use of Identification in any way whatsoever and shall thereafter not use, either directly or indirectly, any Identification or any confusingly similar Identification in a manner likely to confuse, mistake, or deceive the public. Dealer may continue to use Identification for a reasonable period of time in the event Hatteras does not repurchase Dealer Product inventory as long as such Identification use remains subject to the terms of this Agreement.
     14. Performance Standards: Hatteras, after consultation with Dealer, will establish fair and reasonable standards of sales performance for the Dealership. Such standards are based on factors such as population, sales potential, market share percentage of the Products sold in the Territory as compared to competitive products sold in the Territory, economic conditions at the Dealer Location(s), competition from other marine dealerships in the area, past sales history, number of locations, and any special circumstances that may affect the sale of Products or the Dealer. Sales performance under this Agreement for the Product model year indicated is agreed to as shown on attached Exhibit B, the Dealer Commitment Acknowledgment.

[****] — CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
     15. No Agency Created: It is understood and agreed that Dealer is not, nor shall it at any time represent itself to be, the agent, employee, representative, partner, or franchisee of Hatteras for any purpose. Dealer shall not enter into any contract or commitment in the name of or on behalf of Hatteras. Hatteras has no fiduciary duty to Dealer pursuant to this Agreement or the relationship between the parties. Dealer is not required to pay, and shall not pay, to Hatteras any fee for the right to purchase the Products.
     16. Term of Agreement — Termination:
          A. Upon execution by Hatteras, the term of this Agreement shall be from August 1, 2006 until July 31, 2007 (hereinafter the “Term”) subject, however, to the provisions set forth below and in Paragraph 18 that provide for earlier termination.
          B. This Agreement may be terminated by Hatteras upon the giving of at least sixty (60) days prior written notice to Dealer when: (1) Dealer fails or refuses to place a minimum stocking order of Products, as outlined in the then current Agreement applicable to all domestic Hatteras dealers or (2) Dealer fails to meet its financial obligations as they become due to either Hatteras or lender(s) financing Products. Sale of Product to Dealer after termination shall not be deemed renewal or extension of this Agreement.
          C. This Agreement may be terminated at any time by the mutual consent of the parties.
          D. Either party may, upon sixty (60) days written notice to the other stating the reasons therefore, terminate this Agreement upon the other party’s breach or default in any of the material obligations, performance standards, covenants, representations, warranties, or duties imposed herein or in the Dealer Programs and provided that the breach or default has not been cured during the notification period. For those matters in which a cure cannot be completed within the notification period, Dealer must begin good faith efforts to cure within the notification period and there must be complete cure within a reasonable period of time. If the breach or default is not subject to cure (such as the commission of an act of bad faith), this Agreement may be terminated immediately, effective upon notice to the breaching or defaulting party.
          E. This Agreement may be immediately terminated by a party upon written notice to the other party if any of the following occur with regard to the other party: (1) the other party ceases to exist; (2) the other party becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay debts as they mature; (3) the other party makes a general assignment for the benefit of creditors to an agent authorized to liquidate any substantial amount of assets; (4) the other party becomes a subject of an “order for relief” within the meaning of the United States Bankruptcy Code; (5) the other party applies to a court for the appointment of a receiver for any assets or properties; (6) the other party makes a fraudulent misrepresentation that is material to this Agreement; This Agreement may be terminated immediately by Hatteras upon the occurrence of a prohibited assignment, delegation or subcontracting without consent as described in Paragraph 18A below or the commission by Dealer of any act of fraud upon Hatteras, which is material to this Agreement.
          F. This Agreement may be terminated by Hatteras (notwithstanding and in addition to the provisions of subparagraph D and other subparagraphs) upon the giving of at least fifteen (15) days prior written notice to Dealer where there are unpaid sums due and owing to Hatteras that remain unpaid, in whole or part, at the end of such notice period, unless such amount is disputed in good faith by Dealer.
          G. On or before the termination of this Agreement, Dealer shall provide written notice to Hatteras of all Products subject to possible repurchase by Hatteras, including Product serial numbers and the Dealer’s net purchase price for each Product. Upon the termination of this Agreement (including expiration and failure to extend this Agreement or enter into a new agreement), Dealer shall offer to sell to Hatteras or Hatteras’ designee, at Dealer’s net purchase price (not including transportation, insurance, freight, or financing costs), less any discounts, sales incentives or rebates previously paid by Hatteras’ program and a 10% restocking fee (“Dealer Purchase Price”), Dealer’s entire stock of Products in a new, unused and undamaged condition. Hatteras shall have thirty (30) days after the termination of this Agreement to inspect the Products and determine if it will purchase at its option, any or all of the Products of Dealer, which election shall be provided by a written notice given to Dealer. If Hatteras terminates this Agreement prior to its expiration date without cause, Hatteras will [****].

[****] — CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
Except as expressly described herein, Hatteras shall not be obligated to repurchase Products if this Agreement is terminated or expires or is not renewed. Notwithstanding the above, if Hatteras [****] where Dealer terminates the Agreement for cause or this Agreement expires and the parties fail to extend this Agreement or enter into a new agreement, and [****] where Hatteras terminates this Agreement for cause. Dealer shall sell such Products to Hatteras or its designee, and such repurchase is conditional upon Dealer’s ability to sell such Products, with good and merchantable title, free and clear of all liens and encumbrances, and in the condition that such Products were at the time of Hatteras’ inspection, if applicable. Dealer shall deliver all title documentation reasonably requested by Hatteras, and Dealer shall execute a limited power of attorney on behalf of Hatteras for purposes of executing all necessary title documentation. Payment for purchased Product shall be, at Hatteras’ option, by credit, offset, or payment made to Dealer within ten (10) days after Hatteras’ acceptance of the purchased Product or as otherwise agreed.
          H. If Hatteras terminates or Hatteras and Dealer mutually terminate this Agreement prior to its expiration date, provided the termination is not for quality of warranty service, fraud, bad faith, or financial instability or insolvency of Dealer, Hatteras will nevertheless continue to sell warranty parts and accessories for Products on a cash on delivery basis for a period not to exceed twelve (12) months in order that Dealer may continue to provide warranty service on Products which have outstanding warranties subject to Dealer’s compliance with the terms and conditions of Hatteras’ warranty and parts program applicable to all domestic Hatteras dealers. The performance of any warranty work after termination of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination.
          I. Prior to the expiration of the Term, either party may terminate this Agreement upon the giving of at least ninety (90) days prior written notice to the other party (which notice may be given prior to the end of the Term) of its intent not to enter into a new Agreement.
          J. Any period of time described in the Agreement shall be modified to include such different period of time that may be required by applicable law.
          K. In the event of termination of this Agreement by either party, Hatteras is relieved from any obligation to make any further Product shipments under this Agreement, and may cancel all of Dealer’s unshipped orders for Products, irrespective of previous acceptance by Dealer, except those which are proved to Hatteras’ reasonable satisfaction to have been the subject of a binding customer order to Dealer prior to the receipt of any notice of termination. The acceptance of orders from Dealer for the continuous sale of Products to Dealer or any other act after termination of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination. Upon the termination of this Agreement, all obligations owed by Dealer to Hatteras shall become immediately due and payable on the effective date of the termination, whether otherwise then due or not (without presentment, demand, protest or notice of any kind, all of which are waived by Dealer); and Hatteras may offset or deduct from any and all sums owed to Dealer any and all sums owed by Dealer to Hatteras, or any parent, affiliate or subsidiary of Hatteras, returning to Dealer the excess, if any.
     17. Governing Law: This Agreement has been signed by Dealer on the date reflected below, and shall become binding upon the execution by Hatteras at its headquarters in North Carolina, U.S.A. This Agreement shall be governed, interpreted and construed according to the laws of the State of North Carolina, U.S.A., without regard to applicable conflicts of law.
     18. Assignability:
          A. This appointment and Agreement is made and entered into with the distinct understanding that it is personal with the Dealer and is not, whether by operation of law or otherwise, assignable or in any part delegable or transferable unless the express written consent of Hatteras is obtained provided however that Dealer may assign the appointment and the Agreement to a subsidiary or affiliate without consent. Unless first approved by Hatteras in writing, any purported assignment, delegation or subcontracting of Dealer’s rights and obligations under this Agreement by Dealer (other than to a subsidiary or affiliate) may immediately render this Agreement terminated in Hatteras’ sole discretion.

          B. Hatteras may not assign this Agreement without the prior written consent of Dealer, except that no such consent is necessary with respect to assignment of this Agreement to any Hatteras subsidiary or affiliate. An assignment by Hatteras to any subsidiary or affiliate shall not relieve Hatteras from any obligation or responsibility provided for under the terms of this Agreement. Upon any sale of the business or the assets of Hatteras to a nonaffiliated third party, and where Dealer does not agree to the assignment, this Agreement shall be terminated. Hatteras shall be released from any further obligations and liabilities to supply Products to Dealer under this Agreement.
     19. Notices, Communications:
          A. Any written notice given pursuant to this Agreement shall be either hand delivered (by courier or otherwise), or mailed, postage prepaid, by Registered or Certified Mail, return receipt requested, to the party identified below at the respective address listed below. Notice may also be given by fax if a copy is also mailed in the manner described herein. Such notice shall be deemed to be given upon first receipt. A change of address may be given by such notice.

To Hatteras: Jan Boone	To Dealer: William H. McGill, Jr.
VICE PRESIDENT SALES	PRESIDENT
Hatteras Division of Brunswick Corp.	MarineMax, Inc.
110 North Glenburnie Road	18167 US Highway 19 North, Suite 300
New Bern, North Carolina 28560	Clearwater, Florida 33764

With a copy to:	With a copy to:

Brunswick Boat Group Legal Department	MarineMax, Inc.
Attention: H. Douglas Kitts	Legal Department
800 S. Gay Street, Suite 1700	Attention: Paulee Day
Knoxville, Tennessee 37929	18167 US Highway 19 North, Suite 300
Tel: (865) 582-2200	Clearwater, Florida 33764
Fax: (865) 582-2399	Tel: (727) 531-1700
Fax: (727) 450-1162
          B. Dealer hereby grants permission and consent to Hatteras and to those entities who are authorized by Hatteras to send or transmit communications (including but not limited to facsimiles, wireless communications, and e-mails) to Dealer and Dealer’s officers, directors, employees, subsidiaries and affiliates, and their permitted successors and assigns. Such communications are not limited in content and may include advertisements, and Dealer understands that by providing such consent it may incur costs that are related to the receipt of such communications. Dealer further agrees that such communications may be sent to any telephone number or electronic media address applicable to those who have herein granted consent.
     20. Entire Agreement — Non-Waiver: This Agreement contains the entire agreement between the parties with respect to the matters set forth herein and may not be amended or modified except by a written instrument signed by Hatteras and Dealer that expressly states that the writing constitutes a rider or modification to this Agreement, provided that, subject to the provisions of this Agreement, Hatteras may in its sole discretion and from time to time make changes in accordance with its own reasonable business judgment to Dealer Programs, policies, programs and Hatteras’s Internet Policy applicable to all domestic Hatteras dealers upon the giving of notice to Dealer. This Agreement terminates and replaces all prior agreements made between the parties and there are no other agreements regarding the matters herein provided that each party shall remain obligated to the other for any monies owed under such prior agreements between the parties; and except for payments to be made to Dealer in the ordinary course of business or claims of third parties, there are no other monies, claims, or actions which may give rise to or result in any compensation or monies being owed to Dealer by Hatteras. Failure on the part of Hatteras or Dealer to enforce any term of this Agreement shall not constitute a waiver thereof. The Dealer Programs and its content as well as the Hatteras Internet Policy is incorporated herein by reference.

     21. Severability – Existing Claims: Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any portion of this Agreement is deemed invalid or unenforceable, the remaining sections shall still be enforceable unless removal of that portion so materially alters the risks and benefits to either party that enforcement would be substantially unfair. In such a case, the parties agree to immediately negotiate a substitute clause to restore each party as closely as possible to the risks and benefits originally assumed. Dealer represents to Hatteras that it is not aware of any claims, causes of action, or disputes that it has or may assert against Hatteras that arise out of or have accrued prior to the effective date of this Agreement. Dealer further represents to Hatteras that it has not breached or otherwise violated any term or condition of any previous Agreement with Hatteras.
     22. Disputes: All disputes, controversies or claims connected with, arising out of, or relating to this Agreement, or any modification, extension or renewal thereof, or to any causes of action that result from such relationship, shall be subject exclusively to the remedy of arbitration described herein, including but not limited to sums due under this Agreement, the interpretation, performance or nonperformance of this Agreement, and claim for damages or rescission, a breach of default of this Agreement, the creation, termination or nonrenewal of this Agreement (such as a dispute regarding the causes, validity or circumstances of the termination, nonextension, or nonrenewal), and trade regulations or antitrust claims, whether such controversies or claims are in law or equity or include claims based upon contract, statute, tort or otherwise. All controversies shall be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules.
          The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1-16, as amended, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of the arbitration shall be at Raleigh, North Carolina. Dealer consents to personal jurisdiction of such court, including the federal and state courts located in the State of North Carolina. The arbitrator is not empowered to and shall not award damages in excess of actual damages and in no event shall the arbitrator award punitive, special or consequential damages, or prejudgment interest.
          This paragraph shall survive the expiration or termination of the Agreement.
          Except for sums owing to Hatteras all arbitration claims and proceedings must be instituted within one (1) year after the cause of action arises, and the failure to institute arbitration proceedings within such period shall constitute an absolute ban to the institution of any proceedings and a waiver and relinquishment of all such claims.
     23. Guarantee: As a condition for Hatteras’ entering into this Agreement, the parent of Dealer has signed this document as evidence of its irrevocable guarantee of the Dealer’s performance of all the financial duties and financial obligations provided for in this Agreement.
     24. Reservation of Rights: Hatteras grants to Dealer only those rights expressly stated in this Agreement. Except to the extent otherwise expressly provided in this Agreement, Hatteras retains all rights. This Agreement does not concern any other brands or products, except the Hatteras Products defined in Paragraph 1. Hatteras and/or its affiliates reserve the right to own, acquire, manage, sell, display or service other products and other brands in any area (including the Territory) including those that may compete with Products.
     25. Confidentiality. Each party shall maintain as confidential all proprietary business information, trade secrets and all materials containing confidential business information provided by such party to the other party, including but not limited to customers, vendors, inventions, concepts, designs, structures, formulas, processes, financial information, employees, strategic plans, acquisition plans or other business affairs of the disclosing party. Dealer acknowledges that Hatteras is a division of Brunswick Corporation, and accordingly subsidiaries, affiliates and other divisions of Brunswick Corporation may be given access or have access to confidential business information received in connection with this Agreement, and such disclosure does not constitute a breach of this Paragraph. Each party, on behalf of its directors, officers, employees and agents to whom such information and materials are disclosed, agree that it shall keep such information and materials confidential both during and after the term of this Agreement for a period of three (3) years provided that if any such information or material is a trade secret, then the obligations under this Paragraph shall survive the termination of this Agreement for the longer of five (5) years or the length of time such information remains a trade secret.

     These obligations of confidentiality do not apply to any information which (1) was known to the receiving party prior to receipt from the disclosing party; (2) is independently developed by the receiving party, provided that the burden of proof of such independent development shall be on the receiving party; (3) is or becomes publicly known without the fault of the receiving party; (4) is or becomes rightfully available to the receiving party without confidential restriction from a source not bound by a confidentiality obligation to the disclosing party; (5) is required by law to be disclosed or pursuant to court or government action provided, the disclosing party is given reasonable prior notice of such disclosure; or (6) is disclosed pursuant to agreement of the parties.
     26. Miscellaneous: In case of any dispute relating to the rights and duties imposed by this Agreement, both parties will openly discuss and make reasonable efforts at amicable resolution. Except as expressly described to the contrary in this Agreement, the rights and remedies of each party are not exclusive. Unless otherwise provided, where either party has a right to make a determination or pursue or not pursue a particular course of action under the terms of this Agreement, such as, for example granting consent or approval, such determinations and decisions shall be made by such party in its sole discretion. As defined herein, a domestic Hatteras dealer shall be an authorized Hatteras dealer whose territory is located solely within the continental Unites States.
     IN WITNESS WHEREOF, Hatteras and Dealer have executed this Agreement as of the date first above written.

HATTERAS YACHTS DIVISION OF BRUNSWICK CORPORATION		MARINEMAX MOTOR YACHTS, LLC

BY: NAME:	/s/ Jan Boone Jan Boone	BY: NAME:	/s/ Michael H. McLamb Michael H. McLamb
TITLE:	Vice President – Sales	TITLE:	Secretary
DATE:	February 2, 2007	DATE:	January 29, 2007

MARINEMAX, INC.

		BY:	/s/ Michael H. McLamb

		NAME:	Michael H. McLamb
		TITLE:	Secretary
		DATE:	January 29, 2007